UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2010

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Exchange Street, Suite 5A, Providence, Rhode Island 02903

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On October 13, 2010, LIN TV Corp. issued a press release announcing the expiration of the exchange offer its wholly owned subsidiary, LIN Television Corporation, had commenced on September 13, 2010. The exchange offer related to all of LIN Television Corporation’s outstanding 8⅜% Senior Notes due 2018 issued April 12, 2010, which could be exchanged for 8⅜% Senior Notes due 2018 registered under the Securities Act of 1933. A copy of the press release is filed herewith as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of LIN TV Corp. and LIN Television Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp. LIN Television Corporation

Date: October 13, 2010	By: /s/ Nicholas N. Mohamed
Nicholas N. Mohamed
Vice President Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 13, 2010.